Saturna Sustainable Equity Fund
(SEEFX)

Saturna Sustainable Bond Fund
(SEBFX)

Saturna Sustainable Funds

Prospectus

March 31, 2025

Please read this Prospectus and keep it for future reference. It is designed to provide important information to investors and to help them decide if the Saturna Sustainable Funds' goals match their own.

Neither the Securities and Exchange Commission nor any state securities authority has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents:

Saturna Sustainable Equity Fund	3
Saturna Sustainable Bond Fund	7
Investment Objectives	11
Principal Investment Strategies	11
Principal Risks	12
Investment Information	15
Investment Adviser	15
Fund Share Pricing	15
Purchase and Sale of Fund Shares	16
Purchase and Sale of Fund Shares Through Financial Intermediaries	18
Distributions	18
Frequent Trading Policy	18
Tax Consequences	18
Distribution Arrangements	19
Financial Highlights	20

Saturna Sustainable Equity Fund

Investment Objective

Capital appreciation.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Sustainable Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Sustainable Equity Fund

Management Fees	0.65%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.91%
Fee Waiver and Expense Reimbursement[1]	-0.16%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.75%

[1]	The Fund’s investment adviser has committed through March 31, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund’s net operating expenses, excluding taxes, commissions, and extraordinary expenses, do not exceed the net operating expense ratio of 0.75%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

Example

This Example is intended to help investors compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes an investor invests $10,000 in shares of the Fund for the time periods indicated and then redeems all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, an investor's expenses would be:

	1 Year	3 Years	5 Years	10 Years
Sustainable Equity	$77	$274	$488	$1,105

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.62% of the average value of its portfolio.

The Fund’s turnover returned to historical levels as existing positions were exited because: i) changes in investment thesis, ii) achievement of long-term price target, and iii) tax loss harvesting. New positions were established in shares of companies that the Fund believes have attractive long-term growth prospects.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equities of issuers located throughout the world that the Saturna Capital Corporation, the Fund’s investment adviser (the “Adviser”) believes demonstrate sustainable characteristics. For purposes of this investment policy, the Adviser considers issuers with sustainable characteristics to be those issuers that are generally larger, more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance. Seeking to reduce risk, the Fund follows a value investment style and favors equities of more seasoned companies. The Fund favors companies trading for less than the Adviser’s assessment of their intrinsic value, which typically means companies with low pricing/earnings multiples, strong balance sheets, and higher dividend yields. The Fund principally invests in equity securities of companies with market capitalizations greater than $5 billion. The equity securities in which the Fund may invest primarily include common stocks, and the Fund may also invest in securities convertible into common stocks and preferred stocks.

The Adviser employs a fundamental research driven approach to stock selection and portfolio construction. The Adviser’s focus on sustainability considers financial and nonfinancial characteristics from diverse sources including regulatory filings, market data, and data supplied by third-party vendors. The Adviser uses that information to identify issuers with strong balance sheets, capable management teams with a track record of success, good cash flow, prospects for sustainable above-average earnings growth, and to assess issuers’ business models, over the long term.

The Fund diversifies its investments globally, ordinarily investing in securities of companies headquartered across North America, Europe and Asia. The Fund primarily invests in securities traded in mature markets (generally, the countries belonging to the Organisation for Economic Cooperation and Development). No more than 30% of assets may be invested in companies with headquarters in countries with developing markets.

The Fund may invest in securities denominated in various currencies. Accordingly, a change in the value of such currency against the US dollar may result in a corresponding change in the US dollar value of the Fund’s assets denominated in that currency. Such currency fluctuations tend to even out over time and are typically overshadowed by movements in share prices. Currency changes can affect the Fund’s income.

Saturna Sustainable Equity Fund

In selecting equity securities, the Adviser employs a sustainable rating system based on its own, as well as third-party, data to identify companies believed to have robust policies in the areas of the environment, social responsibility, and corporate governance (collectively referred to as “sustainability”). The use of third-party data does not include third-party environmental, social, or governance ("ESG") ratings or criteria established by third parties for third-party ratings. The Adviser’s proprietary scoring system assesses how well a company performs relative to a blend of its industry, sector, and country peers. In addition to the financial considerations discussed above, the Adviser considers non-financial sustainability practices such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices. The Fund’s sustainability evaluation process considers risks and opportunities holistically, meaning an issuer will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the Adviser. The Adviser also uses negative screening to exclude companies primarily engaged in higher sustainability risk businesses such as alcohol, tobacco, pornography, weapons, gambling, and companies in the business of fossil fuel extraction, production, or refining. The Fund generally does not invest in any company with exposure to the foregoing businesses, but may invest in a company if the company is not primarily engaged in higher sustainability risk businesses.

Principal Risks of Investing

Market risk: The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Investment strategy risk: The Adviser believes that sustainable investing may mitigate security-specific risk, but the screens used in connection with sustainable investing reduce the investable universe, which limits opportunities and may increase the risk of loss during market declines.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Growth investing risk: The Fund may invest in growth stocks that fit into the Fund's value investment style, such as stocks that appear to provide growth at a reasonable price, which may be more volatile than slower-growing value stocks, especially when market expectations are not met.

Foreign investing risk: The Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgment of the Adviser, warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Emerging markets risk: All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries. In developing markets, these risks are magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Sector risk: From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, or regulatory events which may cause the Fund's returns to suffer.

Large transaction risk: A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates or other large shareowners. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareowners. These inflows and outflows could negatively affect the Fund’s net asset value and performance.

Saturna Sustainable Equity Fund

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.saturna.com/resources/literature.

For the period 3/27/2015 (the Fund’s inception) through 12/31/2015, and not annualized.

Best Quarter	Q2 2020	19.57%
Worst Quarter	Q1 2020	-14.69%

Average Annual Total Returns

The table below presents the average annual returns of the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 year, 5 years, and the Life of the Fund compare to those of a broad-based securities market index.

Periods ended December 31, 2024
	1 Year	5 Years	Life of Fund[1]
Return before taxes	9.61%	7.22%	7.59%
Return after taxes on distributions	9.53%	7.12%	7.49%
Return after taxes on distributions and sale of Fund shares	7.37%	5.71%	6.18%
Bloomberg World Large & Mid Cap Total Return Index (reflects no deduction for fees, expenses, or taxes) [2]	17.95%	10.33%	9.65%
S&P Global 1200 Index (reflects no deduction for fees, expenses, or taxes)	18.97%	11.38%	10.44%

[1]	Saturna Sustainable Equity Fund began operations March 27, 2015.

[2]	The Fund changed its benchmark to simplify Fund performance benchmarking and marketing, and to reduce data expenses related to Fund benchmarks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In loss periods, the average after-tax total return may be higher than the average annual total return because of an assumed deduction of losses from other income.

Saturna Sustainable Equity Fund

Investment Adviser

Saturna Capital Corporation is the Saturna Sustainable Equity Fund’s investment adviser.

Portfolio Managers

Ms. Jane K. Carten MBA, president of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Saturna Sustainable Equity Fund, a role she assumed in 2017. Mr. William B. Jones CFA®, an equity analyst of Saturna Capital Corporation, has been the deputy portfolio manager since October 18, 2024.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Sustainable Equity Fund.

The minimum initial investment is $1,000 (for tax-sheltered accounts, there is no minimum).

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write:	Saturna Sustainable Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax:	360-734-0755
Or Email:	investorservices@saturna.com

Telephone request

Call:	800-728-8762 or 360-734-9900

Online

Visit:	www.saturna.com/resources/literature

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary’s website for more information.

Saturna Sustainable Bond Fund

Investment Objective

Current income and capital preservation.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Sustainable Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Sustainable Bond Fund

Management Fees	0.55%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.81%
Fee Waiver and Expense Reimbursement[1]	-0.16%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.65%

[1]	The Fund’s investment adviser has committed through March 31, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund’s net operating expenses, excluding taxes, commissions, and extraordinary expenses, do not exceed the net operating expense ratio of 0.65%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

Example

This Example is intended to help investors compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes an investor invests $10,000 in shares of the Fund for the time periods indicated and then redeems all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, an investor's expenses would be:

	1 Year	3 Years	5 Years	10 Years
Sustainable Bond	$66	$243	$434	$987

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25.49% of the average value of its portfolio.

The Fund's increased portfolio turnover can be partially attributed to its adaptation to shifting macroeconomic circumstances as a result of the Federal Open Market Committee's (FOMC) 2024 monetary policy changes.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in bonds of issuers located throughout the world (including emerging markets) that the Saturna Capital Corporation, the Fund’s investment adviser (the “Adviser”) believes demonstrate sustainable characteristics. The Fund typically invests in US and foreign government bonds, municipal bonds, asset-backed securities, high quality commercial paper, and bank obligations. For purposes of this investment policy, the Adviser considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance.

Under normal conditions, the Fund maintains a dollar-weighted average maturity of three years or more, invests at least 65% of its assets in bonds within the four highest grades (AAA, AA, A, or BBB) at the time of purchase, and may invest up to 35% in unrated and high-yield bonds (“junk bonds”).

The Adviser employs a fundamental research driven approach to bond selection and portfolio construction. The adviser’s focus on sustainability considers financial and nonfinancial characteristics from diverse sources including regulatory filings, market data, and data supplied by third-party vendors. The adviser uses that information to identify issuers with strong balance sheets, capable management teams with a track record of success, good cash flow, prospects for sustainable above-average earnings growth, and to assess issuers’ business models, over the long term.

The Adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to have robust policies and lower risks in the areas of the environment, social responsibility, and corporate governance (collectively referred to as “sustainability”). The use of third-party data does not include third-party environmental, social, or governance ("ESG") ratings or criteria established by third parties for third-party ratings. The Adviser’s proprietary scoring system assesses how well a company performs relative to a blend of its industry, sector, and country peers. In addition to the financial considerations discussed above, the Adviser considers non-financial sustainability practices such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices. The Fund’s sustainability evaluation process considers risks and opportunities holistically, meaning an issuer will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the Adviser. The Adviser also uses negative screening to exclude companies primarily engaged in higher sustainability risk businesses such as alcohol, tobacco, pornography, weapons, gambling, and companies in the business of fossil fuel extraction, production, or refining.

Saturna Sustainable Bond Fund

The Fund generally does not invest in any company with exposure to the foregoing businesses, but may invest in a company if the company is not primarily engaged in higher sustainability risk businesses.

Principal Risks of Investing

Market risk: The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Investment strategy risk: The Adviser believes that sustainable investing may mitigate security-specific risk, but the screens used in connection with sustainable investing reduce the investable universe, which limits opportunities and may increase the risk of loss during market declines.

Interest rate risk: Changes in interest rates impact prices of fixed-income and related investments. When interest rates rise, the value of fixed-income investments (paying a lower rate of interest) generally will fall. Investments with shorter maturities may have less interest rate risk, but generally have lower returns and, because of the more frequent maturity dates, may involve higher re-investment costs.

Credit risk: Corporate and sovereign issuers of the notes and certificates in which the Fund invests may not be able or willing to make payments when due, which may lead to default or restructuring of the investment. In addition, if the market perceives deterioration in the creditworthiness of an issuer, the value and liquidity of the issuer’s securities may decline.

Sector risk: From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, or regulatory events which may cause the Fund's returns to suffer.

High yield risk: Bonds that are unrated or rated below investment grade, which are known as “junk bonds,” typically offer higher yields to compensate investors for increased credit risk. Issuers of high-yield securities generally are not as strong financially and are more vulnerable to changes that could affect their ability to make interest and principal payments. High-yield securities generally are more volatile and less liquid (harder to sell), which may make such securities more difficult to value. Unrated securities present additional uncertainty because of the difficulties in determining their comparability to rated securities. Unrated securities are often comparable to below investment-grade securities.

Foreign investing risk: The Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgment of the Adviser, warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Emerging markets risk: All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries. In developing markets, these risks are magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Saturna Sustainable Bond Fund

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.saturna.com/resources/literature.

*For the period 3/27/2015 (the Fund’s inception) through 12/31/2015, and not annualized

Best Quarter	Q4 2023	5.64%
Worst Quarter	Q2 2022	-4.42%

Average Annual Total Returns

The table below presents the average annual returns of the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 year, 5 years, and the Life of the Fund compare to those of a broad-based securities market index.

Periods ended December 31, 2024
	1 Year	5 Years	Life of Fund[1]
Return before taxes	-0.74%	0.35%	1.13%
Return after taxes on distributions	-2.03%	-0.47%	0.19%
Return after taxes on distributions and sale of Fund shares	-1.14%	-0.09%	0.38%
Bloomberg Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes) [2]	-1.69%	-1.96%	0.31%
FTSE World BIG Bond Index (reflects no deduction for fees, expenses, or taxes)	-1.48%	-2.09%	0.29%

[1]	Saturna Sustainable Bond Fund began operations March 27, 2015.

[2]	The Fund changed its benchmark to simplify Fund performance benchmarking and marketing, and to reduce data expenses related to Fund benchmarks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In loss periods, the average after-tax total return may be higher than the average annual total return because of an assumed deduction of losses from other income.

Investment Adviser

Saturna Capital Corporation is the Fund’s investment adviser.

Portfolio Managers

Mr. Patrick T. Drum MBA, CFA®, CFP®, a portfolio manager and senior investment analyst of Saturna Capital Corporation, is the person responsible for the day-to-day management of the Saturna Sustainable Bond Fund, a role he assumed at the Fund’s inception in 2015. Ms. Elizabeth Alm CFA®, a portfolio manager and senior investment analyst of Saturna Capital Corporation, is the deputy portfolio manager, a role she assumed in 2019.

Saturna Sustainable Bond Fund

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Sustainable Bond Fund.

The minimum initial investment for each Fund is $1,000 (for tax-sheltered accounts, there is no minimum).

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:	Saturna Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax:	360-734-0755
Or Email:	investorservices@saturna.com

Telephone request

Call:	800-728-8762 or 360-734-9900

Online

Visit:	www.saturna.com/resources/literature

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary’s website for more information.

Investment Objectives

The Saturna Sustainable Equity Fund seeks capital appreciation.

The Saturna Sustainable Bond Fund seeks current income and capital preservation.

There can be no guarantee that the investment objectives of a Fund will be realized. These investment objectives may only be changed with approval by vote of a majority of the outstanding shares of a Fund.

Principal Investment Strategies

The Saturna Sustainable Funds seek to invest in sustainable and responsible companies. The Funds’ investment adviser believes that companies proactively managing business risks relating to environmental, social, and governance issues make better contributions to the global economy and are more resilient. The Funds’ investment adviser uses negative screening to exclude companies primarily engaged in activities that the Saturna Capital Corporation (the "Adviser") believes present higher risk, including issuers engaged in:

●	Alcohol

●	Tobacco

●	Weapons

●	Gambling

●	Pornography

●	Fossil fuel extraction, production, and refining

The Adviser, employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to have robust sustainability policies in the areas of the environment, social responsibility, and corporate governance. Saturna’s proprietary scoring system provides an assessment of how well a company performs relative to a blend of its industry, sector, and country peers in each sustainable category. The Adviser's sustainability evaluation process assesses issuers' business models over the long term and considers financial factors such as strong balance sheets, capable management teams with a track record of success, good cash flow, and prospects for sustainable above-average earnings growth. The Adviser also considers non-financial sustainability factors such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices. The Adviser seeks to identify issuers that show management stability and diversity, low debt, high-quality operations, and a long-term focus.

Under normal circumstances, each Fund invests no more than 30% of its assets in issuers from developing countries (countries that are not members of the Organisation for Economic Co-operation and Development (OECD)).

The Saturna Sustainable Funds seek tax efficiency for their shareowners and reduced trading expenses through low portfolio turnover.

The Funds seek to minimize potential current income taxes paid by shareowners, where the basic strategies to be favored are (1) infrequent trading, (2) offsetting capital gains with losses, and (3) selling highest cost tax lots first.

The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Typically, the Funds will hold cash or cash equivalents as a temporary defensive position, and may also invest in high-quality corporate debt obligations and US government obligations. Temporary defensive positions may protect principal in adverse market conditions but could reduce returns if security prices are increasing. Taking a temporary defensive position may keep a Fund from attaining its investment objective.

Saturna Sustainable Equity Fund

Under normal conditions, the Fund invests at least 80% of its net assets in equities of issuers located throughout the world that the Adviser believes demonstrate sustainable characteristics. For purposes of this investment policy, the Fund’s Adviser considers issuers with sustainable characteristics to be those issuers that are generally larger, more established, consistently profitable, financially strong, and with robust sustainability policies. The Fund invests in a diversified portfolio of global common stocks of companies with market capitalizations of greater than $5 billion. The Fund may also invest in securities convertible into common stocks and preferred stocks.

The Fund's investments emphasize a value approach to investing. The Adviser looks for securities it believes offer favorable possibilities for capital appreciation over the next one to four years. In selecting equities, the Adviser considers factors such as growth in revenues and earnings, relative price-to-earnings and price-to-book value ratios, country and industry position and outlook, corruption indicators, and management assessments.

Saturna Sustainable Bond Fund

Under normal conditions, the Fund invests at least 80% of its net assets in bonds of issuers located throughout the world (including emerging markets) that the Adviser believes demonstrate sustainable characteristics. For purposes of this investment policy, the Adviser considers issuers with sustainable characteristics to be those issuers that are generally larger, more established, consistently profitable, financially strong, and with robust sustainability policies.

The Fund’s investments include:

●	Corporate bonds;

●	Collateralized or securitized bonds, such as asset-backed securities, mortgage-backed securities, and commercial mortgage-backed securities;

●	Government and municipal securities;

●	High-quality commercial paper; and

●	Bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

Under normal circumstances, at least 65% of net assets must be in bonds rated in the four highest grades assigned by a nationally recognized bond rating agency (e.g., Standard & Poor's: AAA, AA, A, or BBB) at the time of purchase. The Fund may invest up to 35% in unrated bonds and high-yield bonds (“junk bonds”). Under normal conditions, the Fund maintains a dollar-weighted average maturity of three years or more.

Principal Risks

As with any investment in a mutual fund, the value of a Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. When you redeem your shares, they may be worth more or less than what you paid for them. Before you invest in a Fund, you should carefully evaluate the Fund’s investment risks in light of your investment goals. Only consider investing in a Fund if you are willing to accept the risk that you may lose money. An investment in a Fund held for longer periods over full market cycles typically provides the best potential for favorable investment returns. The Funds’ principal investment strategies include the following principal investment risks.

Saturna Sustainable Equity and Saturna Sustainable Bond

Market risk: The market value of securities will fluctuate, sometimes significantly and unpredictably. The securities markets are also susceptible to data imprecision, technology malfunctions, operational errors, and similar factors that may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Changes in value may be temporary or may last for extended periods. A slow-growing economy, or an inflationary or a recessionary environment, may adversely impact securities markets and prices of securities in which the Funds invest. Economies and financial markets throughout the world are becoming increasingly interconnected. Local, regional, or global events such as civil disobedience, insurrection, war, acts of terrorism, the spread of infectious disease or other public health issues, or other events could have a significant impact on the Funds and their investments. As a result, events or conditions that impact the economies or securities markets may adversely impact the Funds even if they are not invested primarily in those economies or markets.

Active management risk: Despite strategies designed to achieve the Funds’ investment objectives, the value of investments will change with market conditions. Securities selected for the Funds may not perform as Saturna Capital Corporation, the Funds’ investment adviser, expects. Additionally, securities selected may cause the Funds to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that Saturna

Capital Corporation will effectively assess the Funds’ portfolio characteristics and it is possible that its judgments regarding the Funds’ exposures may prove incorrect. In addition, actions taken to manage the Funds’ exposures, including risk, may be ineffective and/or cause the Funds to underperform.

Fundamental investing risk: A fundamental investment approach uses research and analysis of a variety of factors to select securities. That research and analysis may be incorrect or, if correct, may not be reflected by the market. Fundamental analysis is inherently subject to the risk of nobody being able to identify all the relevant factors. In addition, the macro-economic factors considered by Saturna Capital Corporation, the Funds’ Adviser, may be difficult to evaluate or implement. Fundamental investing is also inherently subject to differences between the prices of securities and their value as determined by a fundamental investment approach. A fundamental investment approach may cause a Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

Sustainable investing risk: Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers which could limit the Funds’ opportunity set compared to funds that do not use sustainability criteria, and the Funds’ performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Sustainability criteria data, including data obtained from third party providers, may be incomplete, inaccurate, inconsistent, or unavailable, which could adversely affect the analysis of a particular investment. It is possible that the investments identified by Saturna Capital Corporation as being aligned with its sustainability criteria will not perform as expected. Saturna Capital Corporation could sell such positions at a disadvantageous time if an issuer no longer meets the sustainability criteria. While Saturna Capital Corporation’s views on sustainability criteria comport with its sustainable investment principles, investors may differ in their view of sustainability criteria, and thus the Funds may invest in issuers that do not reflect the views of any particular investor. The regulatory landscape with respect to sustainability criteria is still under development. Future regulations could require a Funds to change or adjust its investment process with respect to the sustainability criteria.

Sector risk: From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, or regulatory events which may cause the Fund's returns to suffer.

Foreign investing risk: Foreign investing involves risks not normally associated with US securities. These risks include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and lack of uniform financial, social, and political standards.

Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, trading suspensions, or adverse political or social developments that affect investments. Trading of foreign securities may be suspended, either by the issuers themselves, by an exchange, by governmental authorities or by sanctions. Suspensions may last for significant periods of time, during which trading may be halted.

Emerging markets risk: All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries. In developing markets, these risks are magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If a Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, a Fund may lose money on its investments. The risk of loss may increase depending on the size and frequency of redemptions and whether redemptions occur during market turmoil or declining prices. The Fund may be unable to sell its less liquid securities at its desired price. The purchase price and subsequent valuation of less liquid securities typically reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Reduced liquidity may result from a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale.

Saturna Sustainable Equity

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Growth investing risk: The Funds may invest in growth stocks that fit into the Fund's value investment style, such as stocks that appear to provide growth at a reasonable price, which may be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks, which may lead to inflated prices. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall and declines may be significant when a stock had been supported by significant investor speculation. During market cycles when growth investing is out of favor, selling growth stocks at desired prices may be more difficult.

Large transaction risk: A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates or other large shareowners. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareowners. These inflows and outflows could negatively affect the Fund’s net asset value and performance.

Saturna Sustainable Bond

Interest rate risk: Investing in bonds includes the risk that as interest rates rise, bond prices will fall. Typically, the longer the maturity (i.e., the term of a bond) or duration (i.e., a measure of the sensitivity of a bond to changes in market interest rates, based on the entire cash flow associated with the bond) of a bond, the greater the effect a change in interest rates could have on the bond’s price. As levels of interest rates fluctuate, bonds with longer durations generally have larger price changes than bonds with shorter durations.

A rising interest rate environment may adversely impact the liquidity of bonds and lead to increased volatility of bond markets. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.

Call risk: Bonds with embedded callable options also contain an element of prepayment or call risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate. This hurts investors because yields available for reinvestment will have declined and upward price mobility on callable bonds is generally limited by the call price.

Credit risk: Investing in bonds includes the risk that an issuer will not pay interest or principal when due, or the issuer may default altogether. If an issuer’s credit quality is perceived to decline, the value and liquidity of the issuer’s bonds may also decline. The perceived credit of a bond issuer, and hence the price of its bonds, varies for many reasons including profits of a business, the willingness of government units to pay their obligations, and unforeseen liabilities such as increased pension plan obligations resulting from low interest rate earnings assumptions.

Financials sector risk: Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to government regulations and intervention, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole, cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.

Variable rate securities risk: Variable rate debt securities (which include floating rate debt securities) pay interest based on an interest rate benchmark. When the benchmark rate changes, the interest payments on those securities may be reset at a higher or lower rate and, as a result, such securities generally are less price sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline, or not appreciate as quickly as expected, when prevailing interest rates rise, particularly if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. However, when interest rates fall, there may be a reduction in the payments of interest received by the Fund from its variable rate securities.

High yield risk: Bonds that are unrated or rated below investment grade, which are known as “junk bonds,” typically offer higher yields to compensate investors for increased credit risk. Issuers of high-yield securities generally are not as strong financially and are more vulnerable to changes that could affect their ability to make interest and principal payments. High-yield securities generally are more volatile and less liquid (harder to sell), which may make such securities more difficult to value. Unrated securities present additional uncertainty because of the difficulties in determining their comparability to rated securities. Unrated securities are often comparable to below investment-grade securities.

US government and mortgage related securities risk: Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the US government and no assurance can be given that the US government would provide financial support. Mortgage-related securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Bond investments, especially mortgage-backed and asset-backed securities, are subject to the risk that borrowers will prepay the principal more quickly than expected (known as prepayment risk) or more slowly than expected (known as extension risk), which will affect the yield, average life, and price of the securities.

Liquidity Program (Sustainable Equity)

The Funds may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program. This program is designed to provide an alternative liquidity source on days when redemptions of Fund shares exceed purchases. Under the program, ReFlow is available to provide cash to the Fund to meet all, or a portion, of daily net shareowner redemptions. ReFlow provides this cash by purchasing shares at net asset value and ReFlow will not be subject to any investment minimum applicable to such shares. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareowner.

For use of the ReFlow service, a participating Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily “Dutch auction” among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareowners. Such a fee is allocated among a Fund’s share classes based on relative net assets. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund.

ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s in-kind redemption policies described under Purchase and Sale of Fund Shares below. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the policy described in the “Frequent Trading Policy” section below. The Adviser believes that the program has advantages over more conventional alternatives for meeting the Funds’ liquidity needs, which typically involve selling portfolio securities and/or liquidating cash reserves. When ReFlow redeems in kind, it is anticipated that the use of the program will reduce a Fund’s realization of capital gains.

Operational Risk (All Funds)

An investment in a Saturna Sustainable Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. A Fund may be affected by international, US, state or local political events, including the action or inaction of governments, their instrumentalities, or quasi-governmental organizations, which may negatively impact economic conditions and businesses’ operating environments. Future government regulation and/or intervention could also change the way in which a Fund is regulated or affect the expenses incurred directly by a Fund. Regulatory uncertainty and political or governmental action or inaction may affect the value of a Fund’s investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Other disruptive events may include, but are not limited to, natural disasters, public health events, labor shortages, supply chain interruptions, and other destabilizing events that adversely affect a Fund’s, or their service providers’ ability to conduct business. The Funds seek to minimize such events through controls and oversight, but there may still be events or failures that could cause losses to the Funds. In addition, as the use of technology increases, the Funds may be more susceptible to operational risks through intentional and unintentional breaches in cyber security. A breach in cyber security may cause the Funds or their service providers to lose proprietary information or operational capacity or suffer data corruption. As a result, the Funds may incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. The Funds and their service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cyber security breach may cause such information to be lost, improperly accessed, used or disclosed.

Please refer to the Trust’s Statement of Additional Information for further details about the risks of investing in the Funds.

Investment Information

Shareowners of the Saturna Sustainable Funds receive annual and semi-annual reports, which include information about Fund expenses, performance, fund statistics and material changes to a Fund. The audited financial statements of each Fund for the year ended November 30, 2024, included in the Funds’ Form N-CSR for the fiscal period ended November 30, 2024, are available upon request. Investors may obtain current share prices daily on financial information websites, by calling 888-732-6262, on electronic quotation systems, and at www.saturna.com. The following symbols can be used to obtain quotations and other information:

Saturna Sustainable Equity Fund	SEEFX

Saturna Sustainable Bond Fund	SEBFX

This Prospectus, financial reports, performance information, proxy voting records, and other useful information are also available at www.saturna.com/resources/literature. Portfolio holdings are provided each month-end online (see the Statement of Additional Information for a description of portfolio disclosure policies).

Investment Adviser

Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225, is Saturna Investment Trust’s (the “Trust”) investment adviser and administrator (“Saturna Capital” or the “Adviser”). Founded in 1989, Saturna Capital Corporation has approximately $8.2 billion in assets under management (as of December 31, 2024) It is also the Adviser to the other funds of the Saturna Investment Trust, the Amana Mutual Funds Trust, and to separately managed accounts. Saturna Capital’s wholly-owned subsidiary in Malaysia manages separate accounts and investment funds. Another wholly-owned subsidiary, Saturna Environmental Corporation, owns an environmental education camp.

Ms. Jane K. Carten MBA, portfolio manager of Saturna Sustainable Equity Fund, is Chairperson, CEO and President, director, and a controlling shareowner of Saturna Capital Corporation. Ms. Carten joined Saturna Capital in 1997 and previously held positions in operations, information technology, and marketing.

Mr. Scott F. Klimo CFA®, portfolio manager of Saturna Growth Fund and Amana Growth Fund, joined Saturna Capital in 2012 as director of research. Mr. Klimo is vice president and chief investment officer of Saturna Capital, and a deputy portfolio manager of Amana Income and Amana Developing World Funds. As Saturna Capital’s chief investment officer, he oversees Saturna’s portfolio management and investment analyst staff worldwide. From 2001 to 2011, he served as a senior investment analyst, research director, and portfolio manager at Avera Global Partners/Security Global Investors.

Mr. Patrick T. Drum MBA, CFA®, CFP®, portfolio manager of Saturna Sustainable Bond Fund, joined Saturna Capital in 2014. From 2007- 2014, Mr. Drum was a senior portfolio manager with UBS Financial Services specializing in the investment of non-US fixed-income portfolios employing an ESG screening process.

Ms. Elizabeth Alm CFA®, portfolio manager of Saturna Short-Term Bond and Saturna Bond Income Funds, joined Saturna Capital in 2018. Ms. Alm is also the deputy portfolio manager of the Saturna Sustainable Bond and Amana Participation Funds. From 2007 to 2018, Ms. Alm was a senior research analyst with Wells Fargo Asset Management focusing on high-yield municipal bonds.

Mr. William B. Jones IV, CFA®, deputy portfolio manager of Saturna Sustainable Equity Fund, joined Saturna in September 2023. Prior to Saturna Capital, William was a multiasset Portfolio Manager at Verus Investments (“Verus”), with previous roles in risk, also at Verus, and derivatives at Russell Investments. He graduated from Western Washington University with a BA in Financial Economics.

See the Statement of Additional Information for a discussion of their compensation, other accounts managed, and ownership of the Saturna Sustainable Funds. Portfolio managers may maintain substantial positions in the Saturna mutual funds and generally do not purchase individual securities for their own accounts.

Advisory Fee

Each Saturna Sustainable Fund pays the Adviser an Advisory and Administrative Services Fee. The Fee is compensation for portfolio management, advice, and recommendations on securities to be purchased, held, or sold. The Fee also covers certain administrative services such as portfolio accounting, shareowner and financial reporting, shareowner servicing, and transfer agency services. The Fee is computed at the annual rate of 0.65% of average daily net assets of the Saturna Sustainable Equity Fund and 0.55% of average daily net assets of the Saturna Sustainable Bond Fund. The Fee is paid monthly.

For the fiscal year ended November 30, 2024, the aggregate advisory fee paid (after waivers) was 0.49% and 0.39% of average net assets for Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund, respectively.

The Adviser has committed through March 31, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that annual net operating expenses, excluding taxes, commissions, and extraordinary expenses do not exceed 0.75% for Sustainable Equity Fund and 0.65% for Sustainable Bond Fund.

A discussion regarding the basis for the Board of Trustees renewing the advisory contracts is available in the Funds’ Form N-CSR for the fiscal year ended November 30, 2024.

Fund Share Pricing

Each Fund computes its daily share price (net asset value) using market prices as of the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Fund shares are not priced on the days when New York Stock Exchange trading is closed (typically weekends and US national holidays). Equity securities traded on a national securities exchange and over-the-counter securities are valued at the last reported sale price on the valuation day. Bonds and other fixed-income securities are valued at prices supplied by one or more independent pricing services, which generally reflect valuations provided by securities broker-dealers and analysis conducted by the independent pricing service. Securities for which there are no sales are valued at the latest bid price. Occasionally there may be days without a readily available market price for a security. These may happen when trading in a security is suspended, the market on which a security is principally traded closes early, or trading volume is insufficient to produce a reliable quoted or computed price. When this occurs, a fair value for such security is determined in good faith. The Board of Trustees has designated the Adviser (Saturna Capital) as each Fund’s valuation designee to perform fair value functions in accordance with valuation policies and procedures adopted by the Adviser, subject to the Board of Trustee’s oversight. Using fair value to price a security may result in a value different from the security’s most recent closing price and from the prices used by other mutual funds to calculate their share prices.

Bond markets and foreign markets may close before the time as of which the share price is computed. Because of this, events occurring after the close of the bond market or a foreign market and before the share price computation may have a material effect on bond and foreign security prices. To account for this, the Funds use evaluations provided by an independent pricing service for bonds and foreign securities. Evaluations for foreign securities are based on the foreign securities’ most recent closing market prices as of 4 p.m. Eastern time and correlations with broad market indices, sector indices, equity index futures contracts, American Depositary Receipts, and other factors. Foreign securities may trade on weekends or other days when the Funds do not price their shares. As a result, the share price may change on days when you will not be able to purchase or redeem shares.

Additional information about portfolio security valuation, including foreign securities, is contained in the Trust’s Statement of Additional Information (SAI).

Purchase and Sale of Fund Shares

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. For most accounts, we will ask for a photocopy of your driver’s license or other identifying documents.

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Fund(s) of your choice. Certain account types may be opened online. The minimum initial investment for each Fund is $1,000. The Funds do not accept initial orders via telephone or unaccompanied by payment.

A broker-dealer or other financial intermediary that maintains an account with a Fund in the intermediary’s clients as nominee for the benefit of the intermediary’s clients may aggregate client orders to meet the $1,000 initial minimum investment. In addition, shares of the Funds are available for purchase without any minimum initial investment by:

●	Qualified and non-qualified employer-sponsored retirement or benefit plans, including 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and deferred compensation plans;

●	Qualified retirement or benefit plans, including IRA, ESA, and HSA plans serviced as trustee by Saturna Trust Company; and

●	Fee-based advisory programs (including mutual fund wrap programs) sponsored by financial intermediaries that provide bundled services for a fee.

The price applicable to purchases and redemptions of Fund shares is the price next computed after receipt of a purchase or redemption request in proper order. There are no sales charges or loads. The Funds may reject purchases for any reason, such as excessive trading. In addition, anti-money laundering regulations limit acceptance of third-party checks and money orders.

Shareowners may purchase additional shares of either class of shares at any time in minimum amounts of $25. Once an account is open, purchases can be made by check, by electronic funds transfer, or by wire.

With prior authorization, purchase orders can be entered at www. saturna.com.

Shareowners may authorize the purchase or redemption of shares via electronic funds transfer (“EFT”) by completing the appropriate section of the application. To use EFT to purchase or redeem shares, simply call 800-728-8762 (800-SATURNA). Investors may also wire money to purchase shares, though the wiring bank typically charges a fee for this service. Please notify Saturna Capital when you are wiring money.

Each time shares are purchased or redeemed, a confirmation is sent showing the details of the transaction as well as the current number and value of shares held. Share balances are computed in full and fractional shares, expressed to three decimal places.

Shareowners may request a redemption of all or part of their investment on any business day of the Funds. The Funds pay redemption proceeds in US dollars, and the amount per share received is the price next determined after receipt of a redemption request in proper order. The amount received depends on the value of the investments of that Fund on that day and may be more or less than the cost of the shares being redeemed.

If you are redeeming shares that you recently purchased by check, the Funds may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days after your check is received. If you are redeeming shares that you have recently purchased by EFT, those shares may be subject to a 60-day waiting period during which such shares may only be redeemed by EFT to the same bank account from which the funds were initially withdrawn. Such shares may not be redeemed online during the 60-day waiting period.

The Funds normally send redemption proceeds within one day, however if the Funds reasonably believe that a cash redemption would negatively impact the operations of a Fund or that the shareowner may be engaged in market-timing or frequent trading, the Funds reserve the right to delay payment of the redemption proceeds for up to seven calendar days. The Fund’s investment team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on market outlook, portfolio and investor transactions, and other relevant criteria. Unlike many mutual funds, the Saturna Sustainable Funds do not maintain a bank line of credit that could be used to meet short-term liquidity needs. The Funds also reserve the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances. The Funds may also use redemptions in kind for certain Fund shares held by ReFlow. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Funds used to compute their NAV. The Funds redeem in kind when Saturna Capital or the Board of Trustees determines that it is in the best interests of a Fund’s shareowners as a whole. There can be no assurance that the Fund will be able manage liquidity successfully in all market environments. Under stressed conditions, the Fund may not pay redemption proceeds in a timely fashion.

The Funds reserve the right to change the terms of purchasing shares and services offered.

There are several methods you may choose to redeem shares:

Written request

Write:	Saturna Sustainable Funds Box N
Bellingham, WA 98227-0596
Or Fax:	360-734-0755
Or Email:	investorservices@saturna.com

You may redeem shares by a written request and choose one of the following options for the proceeds:

●	Redemption check (no minimum)

●	Federal funds wire ($5,000 minimum)

Note: Signatures on written requests, such as payments directed to a third party, may need to be guaranteed by a national bank, trust company, or by a member of a national securities exchange.

Prevailing rates apply to federal funds wires and expedited courier service for redemption checks. Delivery times cannot be guaranteed by the Funds.

Telephone request

Call:	1-800-728-8762 or 1-360-734-9900

Unless Saturna is notified in advance that you do not want this privilege, for telephone requests, the Funds will endeavor to confirm that instructions are genuine. The caller must provide:

●	the name of the person making the request,

●	the name and address of the registered owner(s),

●	the account number,

●	the amount to be redeemed, and

●	the method for remittance of the proceeds.

Online

Visit:	www.saturna.com/resources/literature

To initiate transactions online, shareowners must first complete an Online Access and E-Delivery form available on www.saturna.com/resources/literature or by calling toll-free 1-800-728-8762. When accessing their account, users must provide their username and password, and possible security prompts.

When you redeem shares, you may choose one of the following options for the proceeds:

●	Redemption check (no minimum) sent to registered owner(s) at the account address of record. Note: redemption checks sent to other than registered owners may require a written request with a signature guarantee.

●	Electronic Funds Transfers ($100 minimum) with proceeds transmitted to your bank account as designated by the EFT authorization on your application or banking authorization form. The transfer agent must receive the EFT authorization at least two weeks before EFT can be used.

●	Exchange (in at least the minimum established by the Fund being purchased) for shares of any other Fund for which Saturna Capital Corporation is the Adviser. If the exchange is your initial investment into a Fund, the new account will automatically have the same registration as your original account. Exchanges are currently available via written and telephone requests.

As the transfer agent, Saturna may also require a form of personal identification. Neither the transfer agent nor the Funds will be responsible for the results of transactions they reasonably believe genuine.

The shares and/or uncashed checks of redemptions, dividends, or distributions may be transferred to your state of residence if no activity occurs within your account during an “inactivity period” specified in your state’s laws. The shareowner’s last known address of record determines which state has jurisdiction. Some states, such as Texas, allow shareowners to designate a representative to receive escheatment (transfer) notifications if their account is being transferred to a state government.

The Funds may restrain any account and suspend account services when: a Fund believes that there may exist a dispute between the registered or beneficial account owners; the Funds believe that a transaction may be fraudulent; in cases of abusive or threatening conduct or suspected illegal activity; or if the Funds are unable to verify the identity of the person(s) or entity opening an account or requesting a transaction.

Purchase and Sale of Fund Shares Through Financial Intermediaries

The Funds have authorized financial intermediaries (such as securities brokers or dealers, retirement plan recordkeepers, banks, and trust companies) to receive purchase, redemption, and exchange orders on behalf of the Funds. These authorized intermediaries may designate other intermediaries to receive such orders. A Fund will be deemed to have received a purchase, redemption, or exchange order when an authorized intermediary (or its designee) receives the transaction request in good order.

If you purchase shares through an intermediary, the transfer agent may not have your account information. If so, you must contact your intermediary to perform transactions. Investors should be aware that intermediaries might have policies different than the Funds’ policies regarding purchases, redemptions, or exchanges and these may be in addition to or in place of the Funds’ policies. For more information about these restrictions and policies, please contact your broker, retirement plan administrator, or other intermediary.

Distributions

The Funds intend to distribute their net investment income and net realized capital gains, if any, to their shareowners. Distributions from net capital gains are paid annually, typically by the end of the year. Saturna Sustainable Equity Fund pays dividends annually, typically by the end of the year As a result of its investment strategy, Saturna Sustainable Equity Fund may not pay income dividends.

Dividends from net investment income, if any, of the Saturna Sustainable Bond Fund will be declared and paid annually, typically by the end of the year.

Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time.

Both dividends and capital gains distributions are paid in additional full and fractional shares of the share class owned. At your option, you may receive dividends and/or capital gain distributions greater than $10 in cash. Dividends or capital gains in amounts less than $10 will be reinvested. If you do not indicate any choice on your application, your dividends will be reinvested. You are notified of each dividend and capital gain distribution at the end of the month when paid.

Returned dividend checks and dividend checks that remain uncashed for six months will be automatically reinvested into your account and invested in additional shares of the Fund; future dividends in such accounts will continue to be reinvested until the shareowner is located or the account is closed.

Frequent Trading Policy

The Funds are intended for long-term investment and do not permit rapid trading. The Funds’ Board of Trustees has adopted a Frequent Trading Policy that attempts to identify and limit rapid trading.

Rapid trading may lead to higher portfolio turnover, which may negatively affect performance or increase costs, thereby adversely affecting other shareowners.

To the extent reasonably practicable, the Funds monitor trading in their shares in an effort to identify trading patterns that appear to indicate frequent purchases and redemptions that might violate the Frequent Trading Policy. If the Funds believe that they have identified a pattern of such trading (whether directly through a Fund, indirectly through an intermediary, or otherwise), they may, in their sole discretion, temporarily or permanently bar future purchases of shares of the Funds (or any other fund managed by the Adviser) by the account holder, or any accounts under common control (such as those advised by an investment manager or any other type of asset allocator).

In making such a judgment, factors considered may include the size of the trades, the frequency and pattern of trades, the methods used to communicate orders, and other factors considered relevant.

Although this process involves judgments that are inherently subjective, the Funds seek to make decisions that are consistent with the interests of the Funds’ shareowners. The Funds reserve the right to refuse or revoke any purchase order for any reason the Fund, the transfer agent, or a Fund’s Adviser believes to be contrary to the Frequent Trading Policy.

The Funds often receive orders through financial intermediaries who trade Fund shares through omnibus accounts (i.e., a single account in which the transactions of individual shareowners are combined). When possible, the Funds obtain contractual agreements with intermediaries to enforce the Funds’ redemption policies, and rely on intermediaries to have reasonable procedures in place to detect and prevent market timing of Fund shares. The Funds cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts. Some intermediaries trade shares of several funds and cannot always enforce a particular fund’s policies.

Tax Consequences

Dividends and capital gains distributions may be subject to income tax, whether they are paid in cash or reinvested in additional Fund shares, depending on the type of distribution, the type of your account, and your city, state, and country of tax residence. Income dividends paid by the Saturna Sustainable Equity Fund are normally eligible for the “qualified dividend income” tax rate.

An exchange of a Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to income tax.

Shareowners receive quarterly statements. The year-end statement should be retained for tax accounting. As transfer agent, Saturna Capital Corporation keeps each account’s entire investment transaction history and helps shareowners maintain the tax records needed to determine reportable capital gains and losses as well as dividend income.

Each February, the Funds’ transfer agent reports to each shareowner (consolidated by US taxpayer identification number) and to the Internal Revenue Service (“IRS”) the amount of each redemption transaction of the shareowner and the amount of dividends and capital gains distributions he or she received for the preceding calendar year. Capital gains a Fund distributes may be taxed at different rates, depending on the length of time the Fund held its investments on which the gains were realized.

Tax regulations require reporting cost basis information to you and the IRS on Form 1099-B. This information is reported using a cost basis method selected by you or, in the event no cost basis method was selected, our default method (FIFO - First In, First Out). Please note that the cost basis information reported to you may not always be the same as what you report on your tax return, as different rules may apply. You should save your transaction records to make sure the information reported on your tax return is accurate.

To avoid being subject to federal backup withholding tax on dividends and other distributions, you must furnish your correct Social Security or other tax payer identification number when you open an account.

Distributions to shareowners who are not US tax payers may be subject to withholding tax unless an applicable tax treaty provides for a reduced rate or exemption. Capital gains distributions paid by the Funds are not subject to withholding when paid to shareowners who are not US taxpayers.

Distribution Arrangements

The Saturna Sustainable Funds intend to comply with the concept of Clean Shares as defined by the United States Securities and Exchange Commission. Clean Shares are characterized by a lack of any ongoing distribution expenses, sub-transfer agency, or recordkeeping fees, and that financial intermediaries transact shares solely on an agency basis. When you purchase Clean Shares through a financial intermediary, such as a broker-dealer or financial adviser, you may be charged a transaction fee or commission to purchase the shares.

Shares may be purchased and sold through intermediaries, such as broker-dealers, financial advisers, and retirement plan administrators, having agreements with the Funds. These intermediaries may require the Adviser/Distributor to the Funds to share revenues to compensate the intermediaries for their services. Any such payments could be characterized as “revenue sharing.” An intermediary’s receipt or expectation of receipt of revenue sharing payments could influence an intermediary’s recommendation of the Funds. You should review your intermediary’s compensation practices for that information. For more information, see the Funds’ Statement of Additional Information.

Financial Highlights

The tables on the following page can help you understand each Fund’s financial performance. The top section of each table reflects financial results for a single Fund share. The total returns represent the rate that an investor earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions and without regard to income taxes. Tait, Weller & Baker LLP, the independent registered public accounting firm for the Funds, audited this information. Their report and each Fund’s financial statements appear in the Funds’ Form N-CSR for the fiscal period ended November 30, 2024 (available free upon request from the Funds at www.saturna.com or by calling 800-728-8762).

Saturna Sustainable Equity Fund: Financial Highlights

Sustainable Equity (SEEFX)
Selected data per share of outstanding capital stock	Year ended November 30,
throughout each year:	2024	2023	2022	2021	2020
Net asset value at beginning of year	$16.91	$15.49	$18.55	$16.72	$13.58
Income from investment operations
Net investment income	0.15	0.17	0.14	0.13	0.10
Net gains (losses) on securities (both realized and unrealized)	3.01	1.39	(3.08)	1.76	3.11
Total from investment operations	3.16	1.56	(2.94)	1.89	3.21
Less distributions
Dividends (from net investment income)	(0.18)	(0.14)	(0.12)	(0.06)	(0.07)
Total distributions	(0.18)	(0.14)	(0.12)	(0.06)	(0.07)

Net asset value at end of year	$19.89	$16.91	$15.49	$18.55	$16.72
Total Return	18.80%	10.18%	(15.96)%	11.32%	23.74%
Ratios / supplemental data
Net assets ($000), end of year	$25,180	$21,317	$19,782	$25,375	$16,834
Ratio of expenses to average net assets
Before custodian fee credits	0.91%	0.97%	0.93%	0.85%	0.78%
After advisory fees waiver	0.76%	0.76%	0.76%	0.76%	0.75%
After custodian fee credits	0.75%	0.75%	0.75%	0.75%	0.73%
Ratio of net investment income after custodian fee credits to average net assets	0.81%	1.10%	0.84%	0.71%	0.61%
Portfolio turnover rate	19%	3%	9%	8%	13%

Saturna Sustainable Bond Fund: Financial Highlights

Sustainable Bond (SEBFX)
Selected data per share of outstanding capital stock	Year ended November 30,
throughout each year:	2024	2023	2022	2021	2020
Net asset value at beginning of year	$9.28	$9.02	$10.02	$10.25	$9.70
Income from investment operations
Net investment income	0.41	0.36	0.22	0.20	0.23
Net gains (losses) on securities (both realized and unrealized)	(0.10)	(0.04)	(0.98)	(0.42)	0.42
Total from investment operations	0.31	0.32	(0.76)	(0.22)	0.65
Less distributions
Dividends (from net investment income)	(0.34)	(0.06)	(0.05)	(0.01)	(0.10)
Distributions (from capital gains)	–	–	(0.19)	–	–
Total distributions	(0.34)	(0.06)	(0.24)	(0.01)	(0.10)

Net asset value at end of year	$9.25	$9.28	$9.02	$10.02	$10.25
Total Return	3.36%	3.55%	(7.83)%	(2.14)%	6.78%
Ratios / supplemental data
Net assets ($000), end of year	$36,291	$29,455	$28,705	$26,048	$21,973
Ratio of expenses to average net assets
Before custodian fee credits	0.81%	0.83%	0.74%	0.86%	0.85%
After advisory fees waiver	0.67%	0.67%	0.66%	0.66%	0.67%
After custodian fee credits	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income after custodian fee credits to average net assets	4.48%	3.89%	2.35%	1.99%	2.33%
Portfolio turnover rate	25%	54%	80%	65%	63%

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Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual shareowner reports and in Form N-CSR. The Funds’ Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. In Form N-CSR, you will find each Fund's annual and semi-annual financial statements. The Statement of Additional Information contains additional information and is incorporated in this Prospectus by reference. To request a free copy of the Statement of Additional Information, any reports or other information associated with the Saturna Sustainable Funds, and to make shareowner inquiries, please contact us at:

Saturna Investment Trust – Saturna Sustainable Funds

1300 N. State St., Bellingham, WA 98225

1-800-728-8762 [1-800-SATURNA]

www.saturna.com

The Statement of Additional Information, the Annual and Semi-Annual Reports, this Prospectus, and other documents, such as the Funds' financial statements, are available to download from our website, www.saturna.com/resources/literature and/or from your financial intermediary.

Reports and other information about the Funds are also available on the SEC’s EDGAR database (www.sec.gov), and copies may be obtained, upon payment of a duplicating fee, by sending an email to publicinfo@sec.gov.

The Saturna Sustainable Funds are series of Saturna Investment Trust.

1300 N. State Street Bellingham, WA 98225-4730

Saturna Investment Trust’s Investment Company Act file number is 811-05071.